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                                                                               .

                                                                    EXHIBIT 99.2

                         Consolidated Financial Summary
                  (Amounts in thousands, except per share data)

                                             Fourth Quarter             Full Year
                                        -----------------------   -----------------------
                                           2006         2005         2006         2005
                                        ----------   ----------   ----------   ----------
Revenues:
   Net premiums written                 $1,113,571   $1,150,267   $4,818,993   $4,604,574
   Change in unearned premiums              52,137       47,648     (126,371)    (143,639)
                                        ----------   ----------   ----------   ----------
      Premiums earned                    1,165,708    1,197,915    4,692,622    4,460,935
   Net investment income                   163,827      113,280      586,175      403,962
   Service fees                             24,630       26,672      104,812      110,697
   Realized investment gains                 5,912        3,324        9,648       17,209
   Other income                                366        2,699        1,574        4,036
                                        ----------   ----------   ----------   ----------
      Total revenues                     1,360,443    1,343,890    5,394,831    4,996,839
                                        ----------   ----------   ----------   ----------
Expenses:
   Losses and loss expenses                689,249      723,088    2,864,498    2,781,802
   Other operating expenses                366,275      358,207    1,449,166    1,358,574
   Interest expense                         22,488       24,952       92,522       85,926
                                        ----------   ----------   ----------   ----------
     Total expenses                      1,078,012    1,106,247    4,406,186    4,226,302
                                        ----------   ----------   ----------   ----------
        Income before income
        taxes and minority interest         282,431      237,643      988,645     770,537
Income tax expense                         (83,147)     (69,157)    (286,398)    (222,521)
Minority interest                           (1,228)      (1,062)      (2,729)      (3,124)
                                        ----------   ----------   ----------   ----------
   Net income                           $  198,056   $  167,424   $  699,518   $  544,892
                                        ==========   ==========   ==========   ==========
Net income per share: (1)
   Basic                                $     1.03   $     0.88   $     3.65   $     2.86
                                        ==========   ==========   ==========   ==========
   Diluted                              $     0.98   $     0.83   $     3.46   $     2.72
                                        ==========   ==========   ==========   ==========
Average shares outstanding: (1)
   Basic                                   191,745      191,183      191,809      190,533
   Diluted                                 201,557      201,453      201,961      200,426

(1) Per share amounts reflect the 3-for-2 common stock split effected on April 4, 2006.

                          Operating Results by Segment
                    (Amounts in thousands, except ratios (1))

                                           Fourth Quarter            Full Year
                                        -------------------   -----------------------
                                          2006       2005         2006        2005
                                        --------   --------   ----------   ----------
Specialty: (2)(3)
   Gross premiums written               $467,560   $515,734   $1,918,521   $1,932,821
   Net premiums written                  438,139    485,834    1,814,479    1,827,865
   Premiums earned                       444,597    477,991    1,752,507    1,682,193
   Pre-tax income                        140,389     97,918      479,105      345,896
   Loss ratio                               56.4%      62.1%        59.1%        62.4%
   Expense ratio                            24.6%      25.2%        25.0%        25.1%
   GAAP combined ratio                      81.0%      87.3%        84.1%        87.5%

Regional: (2)
   Gross premiums written               $328,811   $322,920   $1,415,311   $1,384,574
   Net premiums written                  291,597    286,318    1,235,302    1,196,487
   Premiums earned                       308,074    302,588    1,205,912    1,173,174
   Pre-tax income                         51,796     59,302      201,417      216,495
   Loss ratio                               60.3%      54.7%        59.7%        55.8%
   Expense ratio                            30.5%      30.9%        30.6%        30.6%
   GAAP combined ratio                      90.8%      85.6%        90.3%        86.4%

Alternative Markets: (3)
   Gross premiums written               $140,715   $158,157   $  747,680   $  781,411
   Net premiums written                  119,569    141,844      651,255      669,774
   Premiums earned                       167,157    181,178      658,805      663,478
   Pre-tax income                         73,081     80,903      291,416      238,462
   Loss ratio                               55.7%      51.4%        53.5%        59.4%
   Expense ratio                            21.4%      18.4%        22.1%        20.1%
   GAAP combined ratio                      77.1%      69.8%        75.6%        79.5%

Reinsurance: (2)
   Gross premiums written               $201,717   $180,559   $  940,797   $  770,781
   Net premiums written                  192,840    167,206      892,769      719,540
   Premiums earned                       192,834    187,934      859,411      754,097
   Pre-tax income                         40,137     24,283      135,424       63,606
   Loss ratio                               66.8%      70.9%        72.0%        74.1%
   Expense ratio                            31.6%      30.1%        27.8%        30.1%
   GAAP combined ratio                      98.4%     101.0%        99.8%       104.2%

International:
   Gross premiums written               $ 79,739   $ 78,597   $  254,605   $  218,396
   Net premiums written                   71,426     69,065      225,188      190,908
   Premiums earned                        53,046     48,224      215,987      187,993
   Pre-tax income                         12,676      5,274       34,447       20,890
   Loss ratio                               57.3%      71.6%        64.2%        66.5%
   Expense ratio                            32.3%      28.1%        32.0%        29.6%
   GAAP combined ratio                      89.6%      99.7%        96.2%        96.1%

                                   (Continued)

                    (Amounts in thousands, except ratios (1))

                                             Fourth Quarter              Full Year
                                        -----------------------   -----------------------
                                           2006         2005         2006         2005
                                        ----------   ----------   ----------   ----------
Corporate and Eliminations:
   Realized investment gains            $    5,912   $    3,324   $    9,648   $   17,209
   Interest and other, net                 (41,560)     (33,361)    (162,812)    (132,021)
   Pre-tax loss                            (35,648)     (30,037)    (153,164)    (114,812)
Total:
   Gross premiums written               $1,218,542   $1,255,967   $5,276,914   $5,087,983
   Net premiums written                  1,113,571    1,150,267    4,818,993    4,604,574
   Premiums earned                       1,165,708    1,197,915    4,692,622    4,460,935
   Pre-tax income                          282,431      237,643      988,645      770,537
   Loss ratio                                 59.1%        60.4%        61.0%        62.4%
   Expense ratio                              27.4%        26.6%        27.0%        26.9%
   GAAP combined ratio                        86.5%        87.0%        88.0%        89.3%

(1) Loss ratio is losses and loss expenses incurred expressed as a percentage of premiums earned. Expense ratio is underwriting expenses expressed as a percentage of premiums earned. Underwriting expenses do not include expenses related to insurance services or unallocated corporate expenses. For the international segment, the loss and expense ratios do not include life insurance business. GAAP combined ratio is the sum of the loss ratio and the expense ratio.

(2) Fourth quarter weather-related losses were $8 million in 2006 (all in the regional segment) compared with $26 million in 2005 ($5 million for regional, $8 million for specialty and $13 million for reinsurance). Full year weather-related losses were $39 million in 2006 (all in the regional segment) compared with $99 million in 2005 ($35 million for regional, $16 million for specialty and $48 million for reinsurance).

(3) In 2005, the Company developed sufficient information to begin reporting earned but unbilled audit premiums. For specialty, net premiums written included estimated earned but unbilled audit premiums of $1 million and $18 million in the fourth quarter and full year of 2006, respectively, compared with $45 million in the fourth quarter and full year of 2005. For alternative markets, net premiums written included estimated earned but unbilled audit premiums of $2 million and $4 million in the fourth quarter and full year of 2006, respectively, compared with $12 million in the fourth quarter and full year of 2005.

                       Selected Balance Sheet Information
                  (Amounts in thousands, except per share data)

                                        December 31,   December 31,
                                            2006           2005
                                        ------------   ------------
Total investments (1)                    $12,012,298    $10,378,250
Total assets                              15,656,489     13,896,287
Reserves for losses and loss expenses      7,784,269      6,711,760
Senior notes and other debt                  869,187        967,818
Junior subordinated debentures               241,953        450,634
Stockholders' equity (2)                   3,335,159      2,567,077
Shares outstanding                           192,772        191,265
Stockholders' equity per share                 17.30          13.42

(1) Total investments include cash and cash equivalents, trading accounts receivable from brokers and clearing organizations, trading account securities sold but not yet purchased and unsettled purchases.

(2) Stockholders' equity includes after-tax unrealized gains from investments and currency translation adjustments of $126 million and $25 million as of December 31, 2006 and December 31, 2005, respectively.